UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2024
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
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(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ONB	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	NASDAQ Global Select Market
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 1, 2024, the Board of Directors (the “Board”) of Old National Bancorp (the “Company”) appointed John V. Moran, IV as Interim Chief Financial Officer and principal financial officer of the Company. Mr. Moran also will serve as the Chief Financial Officer of Old National Bank, the Company’s principal subsidiary. These appointments follow the decision of the Board to place Brendon B. Falconer, Senior Executive Vice President and Chief Financial Officer of the Company, on leave effective April 1, 2024 after the Company became aware of a situation involving Mr. Falconer relating to a personal matter unrelated to the Company. There are no disagreements between the Company and Mr. Falconer in connection with the leave.

Mr. Moran, age 48, has served as the Company’s Executive Vice President and Chief Strategy Officer since 2021. In this capacity, Mr. Moran also oversees the Company’s investor relations and corporate development functions and will retain this oversight responsibility while serving as Interim Chief Financial Officer. He previously served as the Company’s Senior Vice President and Director of Corporate Development and Strategy from 2017 to 2019. He served as Executive Vice President and Chief Financial Officer of NBT Bancorp (Nasdaq) from 2019 to 2021, and as a Senior Equity Analyst at Macquarie Capital (USA) from 2010 to 2017. Earlier in his career, he held senior positions in investment research for more than 15 years, including with Macquarie Group, Cohen & Co. and Ryan Beck & Co.

At this time, Mr. Moran will continue to be compensated according to the terms of his existing compensation arrangements with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2024

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

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